Exhibit 99.1

AMENDMENT NO. 2 TO

FIRST AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This Amendment No. 2 to First Amended and Restated Receivables Purchase Agreement (this “Amendment”) dated as of March 23, 2005 is made by and among MATTEL FACTORING, INC., a Delaware corporation, as transferor (the “Transferor”), MATTEL, INC., a Delaware corporation (“Mattel”), as servicer (the “Servicer”), THE FINANCIAL INSTITUTIONS SIGNATORY HERETO as purchasers (together with any successors and assigns, the “Purchasers”), BANK OF AMERICA, N.A., a national banking association, as agent for the Purchasers (in such capacity, together with any successors and assigns, the “Administrative Agent”), BANC OF AMERICA SECURITIES LLC, as sole lead arranger and sole book manager (in such capacity, the “Arranger”), CITICORP USA, INC. and BARCLAYS BANK PLC, as co-syndication agents (in such capacity, the “Syndication Agents”) and SOCIÉTÉ GÉNÉRALE and BNP PARIBAS as co-documentation agents (in such capacity, the “Documentation Agents”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Transferor, the Servicer, the Purchasers, the Administrative Agent, the Arranger, Barclays Bank PLC and Citicorp USA, Inc., as co-syndication agents, and Societe Generale and BNP Paribas, as co-documentation agents entered into that certain First Amended and Restated Receivables Purchase Agreement dated as of March 20, 2002, as amended by Amendment No. 1 to First Amended and Restated Receivables Purchase Agreement dated as of March 19, 2004 (as has been and may be further amended, restated, amended and restated, modified or supplemented from time to time, the “Receivables Purchase Agreement”); and

WHEREAS, the Transferor, the Servicer, the Purchasers, the Administrative Agent, the Arranger, the Syndication Agents and the Documentation Agents desire to and have agreed to amend the Receivables Purchase Agreement, in order to, among other things, extend the facility termination date, and to make certain other amendments on the terms and conditions set forth herein, and the Administrative Agent, Purchasers, the Syndication Agents and the Documentation Agents are agreeable to such amendments, subject to the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Receivables Purchase Agreement. Subject to the terms and conditions set forth herein, the Receivables Purchase Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” in Section 1.01 of the Receivables Purchase Agreement is hereby amended by deleting such definition in its entirety and replacing it as follows:

“ “Applicable Margin” means, for each Obligor, that margin set forth in the table below opposite the Obligor’s second highest long term unsecured debt ratings issued by S&P, Moody’s or Fitch:

S&P/Moody’s/Fitch	Applicable Margin
AA-/Aa3/AA- or higher	30.0	bps
A/A2/A or higher	40.0	bps
A-/A3/A-	50.0	bps”

(b) The definition of “Facility Termination Date” in Section 1.01 of the Receivables Purchase Agreement is hereby amended by deleting such definition in its entirety and replacing it as follows:

“ “Facility Termination Date” means the earliest to occur of (a) March 23, 2010, (b) the date upon which the Purchaser Commitments are terminated in accordance with the terms hereof, and (c) the Termination Date under and as defined in the Mattel Credit Agreement.”

(c) The definition of “Mattel Credit Agreement” in Section 1.01 of the Receivables Purchase Agreement is hereby amended by deleting such definition in its entirety and replacing it as follows:

“ “Mattel Credit Agreement” means the Third Amended and Restated Credit Agreement dated as of March 23, 2005, among Mattel, the financial institutions parties thereto, and Bank of America, as Administrative Agent, as such agreement may be amended, amended and restated or otherwise modified from time to time. In the event that any term of or section number in the Mattel Credit Agreement that is incorporated by reference in this Agreement (including pursuant to Section 9.02 of this Agreement) is changed by any amendment or amendment and restatement of the Mattel Credit Agreement (e.g., an amendment and restatement that renumbers Section 9.14 of the Mattel Credit Agreement as Section 9.16 of the amended and restated agreement), the parties hereto shall cooperate in good faith to amend this Agreement in order to correct the references herein to the applicable terms and section numbers of the Mattel Credit Agreement incorporated by reference in this Agreement. In the event that the Mattel Credit Agreement shall cease to be in effect, then all references herein to the Mattel Credit Agreement shall be deemed to refer to the Mattel Credit Agreement as in effect immediately prior to such cessation.”

(d) A new subsection (e) is added to Section 10.02 of the Receivables Purchase Agreement to read in its entirety as follows:

“(e) Change of Address, Etc. Each of the Transferor and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.

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Each other Purchaser may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Transferor and the Administrative Agent. In addition, each Purchaser agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Purchaser.”

(e) Section 10.05(c) of the Receivables Purchase Agreement is amended to delete the words “wishing to consult with other Purchasers in connection therewith” in the last sentence thereof in their entirety.

(f) Section 10.11 of the Receivables Purchase Agreement is amended to add a new paragraph to the end thereof, to read in its entirety as follows:

“Each of the Administrative Agent and the Purchasers acknowledges that (a) the Information may include material non-public information concerning the Transferor or Mattel, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.”

Section 2. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Receivables Purchase Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents, instruments or deliverables in form and substance reasonably acceptable to the Administrative Agent:

(i) four (4) original counterparts of this Amendment, duly executed by each of the Transferor, the Servicer, each Purchaser, the Administrative Agent, each Syndication Agent and each Documentation Agent, together with all schedules and exhibits thereto duly completed;

(ii) resolutions of the Board of Directors of the Transferor and the Servicer authorizing the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Transferor and the Servicer, respectively;

(iii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

(b) all fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

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Section 3. Representations and Warranties. In order to induce the Administrative Agent, the Purchasers, the Syndication Agents and the Documentation Agents to enter into this Amendment, the Transferor and the Servicer represent and warrant to the Administrative Agent, the Purchasers, the Syndication Agents and the Documentation Agents as follows:

(a) The representations and warranties made by each Seller Party in Section 5 of the Receivables Purchase Agreement and in each of the other Transaction Documents to which such Seller Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b) This Amendment has been duly authorized, executed and delivered by the Transferor and the Seller and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(c) No Termination Event has occurred and is continuing.

Section 4. Entire Agreement. This Amendment, together with all the Transaction Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Receivables Purchase Agreement.

Section 5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Receivables Purchase Agreement and all other Transaction Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

Section 7. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, AND SHALL BE FURTHER SUBJECT TO THE PROVISIONS OF SECTION 10.14 OF THE RECEIVABLES PURCHASE AGREEMENT.

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Section 8. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

Section 9. References. All references in any of the Transaction Documents to the “Receivables Purchase Agreement” or in the Receivables Purchase Agreement to “this Agreement” shall mean the Receivables Purchase Agreement, as amended hereby.

Section 10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Transferor, the Servicer, each of the Purchasers, the Administrative Agent, the Syndication Agents and the Documentation Agents, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in the Receivables Purchase Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

TRANSFEROR:

MATTEL FACTORING, INC.

By:	/s/ H. Scott Topham
Name:	H. Scott Topham
Title:	Vice President and Treasurer

SERVICER:

MATTEL, INC.

By:	/s/ H. Scott Topham
Name:	H. Scott Topham
Title:	Vice President and Treasurer

Signature Page 1

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Cayce McCain
Name:	Cayce McCain
Title:	Assistant Vice President

Signature Page 2

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

SYNDICATION AGENTS:

CITICORP USA, INC.

By:	/s/ Jason Zeroll
Name:	Jason Zeroll
Title:	Vice President

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

Signature Page 3

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

DOCUMENTATION AGENTS:

SOCIÉTÉ GÉNÉRALE

By:	/s/ Carol Radice
Name:	Carol Radice
Title:	Vice President

BNP PARIBAS

By:	/s/ Janice S. Ho
Name:	Janice S. Ho
Title:	Director

By:	/s/ Clive Bettles
Name:	Clive Bettles
Title:	Managing Director

Signature Page 4

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

PURCHASERS:

BANK OF AMERICA, N.A.

By:	/s/ Casey Cosgrove
Name:	Casey Cosgrove
Title:	Vice President

Signature Page 5

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

CITICORP USA, INC.

By:	/s/ Jason Zeroll
Name:	Jason Zeroll
Title:	Vice President

Signature Page 6

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

BARCLAYS BANK PLC

By:	/s/ Nicholas Bell
Name:	Nicholas Bell
Title:	Director

Signature Page 7

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

BNP PARIBAS

By:	/s/ Janice S. Ho
Name:	Janice S. Ho
Title:	Director

By:	/s/ Clive Bettles
Name:	Clive Bettles
Title:	Managing Director

Signature Page 8

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

SOCIÉTÉ GÉNÉRALE

By:	/s/ Carol Radice
Name:	Carol Radice
Title:	Vice President

Signature Page 9

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Takahiko Ueda
Name:	Takahiko Ueda
Title:	Deputy General Manager

Signature Page 10

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Signature Page 11

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

WELLS FARGO BANK, N.A.

By:	/s/ Lucy Nixon
Name:	Lucy Nixon
Title:	Senior Vice President

Signature Page 12

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

THE ROYAL BANK OF SCOTLAND, PLC

By:	/s/ Charlotte Sohn Fuiks
Name:	Charlotte Sohn Fuiks
Title:	Senior Vice President

Signature Page 13

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Michael J. Vegh
Name:	Michael J. Vegh
Title:	Assistant Vice President

Signature Page 14

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Mark S. Supple
Name:	Mark S. Supple
Title:	Vice President

Signature Page 15

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Peter Thompson
Name:	Peter Thompson
Title:	Vice President

Signature Page 16

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

CAYLON NEW YORK BRANCH

By:	/s/ Dianne M. Scott
Name:	Dianne M. Scott
Title:	Managing Director

By:	/s/ Ron Moore
Name:	Ron Moore
Title:	Director

Signature Page 17

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Al Galluzzo
Name:	Al Galluzzo
Title:	Senior Vice President

Signature Page 18

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By:	/s/ Jay Chall
Name:	Jay Chall
Title:	Director

By:	/s/ Karim Blasetti
Name:	Karim Blasetti
Title:	Associate

Signature Page 19

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Penelope Beckwith
Name:	Penelope Beckwith
Title:	Vice President

Signature Page 20

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

SANPAOLO IMI S.P.A.

By:	/s/ Carlo Persico
Name:	Carlo Persico
Title:	CEO Americas

By:	/s/ Robert Wurster
Name:	Robert Wurster
Title:	SVP

Signature Page 21

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

THE BANK OF NEW YORK

By:	/s/ Robert Besser
Name:	Robert Besser
Title:	Vice President

Signature Page 22

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Janet Jordan
Name:	Janet Jordan
Title:	Vice President

Signature Page 23

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement

BANCA NAZIONALE DEL LAVORO, NEW YORK BRANCH

By:	/s/ Francesco Di Mario
Name:	Francesco Di Mario
Title:	Senior Manager

By:	/s/ Carlo Vecchi
Name:	Carlo Vecchi
Title:	Senior Manager

Signature Page 24

Amendment No. 2 To

First Amended and Restated Receivables Purchase Agreement